BENHAM GLOBAL NATURAL RESOURCES INDEX FUND
                         A Series of Benham Equity Funds
                       Supplement Dated December 15, 1995
                       to the Prospectus and Statement of
                 Additional Information Dated February 22, 1995


1. On June 1, 1995, Benham Management International ("BMI") merged into Twentieth Century Companies, Inc. ("TCC"). As a result of the merger, Benham Management Corporation ("BMC"), Benham Financial Services, Inc. ("BFS") and Benham Distributors, Inc. ("BDI"), the investment advisor, agent for transfer and administrative services, and distributor, respectively, for all of the Funds in The Benham Group, which had been subsidiaries of BMI, became subsidiaries of TCC. TCC, through other subsidiaries, also provides investment advisory and related services to the Twentieth Century family of funds.

     New Investment Advisory Agreements with BMC as a subsidiary of TCC were approved by the shareholders of each Fund at a meeting on May 31, 1995. A New Administrative Services and Transfer Agency Agreement with BFS as a subsidiary of TCC and a new Distribution Agreement with BDI as a subsidiary of TCC were approved by the Board of Directors\Trustees for each Fund at a meeting on April 3, 1995.

     The following individuals have been elected or appointed to the Board of Directors of the Fund in addition to those listed in the current Prospectus:

     ALBERT A. EISENSTAT, independent director (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     *JAMES E. STOWERS III, director (1995). Mr. Stowers is the president and director of Twentieth Century Investors, Inc., TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Institutional Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

     Mr. Kataoka has resigned from the Board of Directors for the Fund.

     *Mr. Stowers is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of his affiliations with TCC and its subsidiaries.


2. On page 15 of the Prospectus, the discussion under the heading "SHARE PRICE" is replaced with the following:

     The price of your shares is the net asset value of the Fund next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value ("NAV") is determined on each day that the New York Stock Exchange (the "Exchange") is open.

     Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business of the Exchange are effective on, and will receive the price determined on that day as of the close of the Exchange. Investment and redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

     Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business on the Exchange, usually 1 p.m. Pacific Time.

     Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business of the Exchange, usually 1 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     All other remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds."

3. On page 19 of the Prospectus under the sub-heading "Processing Your Purchase", the second and third sentences are replaced with the following:

     An investment received and accepted before the close of business of the Exchange, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. If the investment is received after the close of business of the Exchange, usually 1:00 p.m. Pacific Time, it will be credited to your account the following business day.


4. On page 19 of the Prospectus, the following sentence is to be inserted under the sub-heading "Telephone Transactions" after the last sentence of the first paragraph:

     Once your telephone order has been placed, it may not be modified or cancelled.


5. On page 19 of the Prospectus, the following sentence is to be inserted under the sub-heading "Confirmation and Quarterly Statements" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.


6. On page 20 of the Prospectus, the following sentence replaces the last sentence of the first paragraph under "SHAREHOLDER SERVICES-Exchange Privilege":

     An exchange request will be processed the same day if it is received before the funds' NAVs are calculated which is one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the Exchange, usually 1 p.m. Pacific Time for all other Benham funds.


7. On page 21 of the Prospectus, the following replaces the last two sentences of the last paragraph under the sub-heading "Open Order Service":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.

                                  BENHAM GLOBAL
                                NATURAL RESOURCES
                                   INDEX FUND



                         Prospectus * February 22, 1995



                              [picture of map, gloves,
                                hat, and protractor]


                        [company logo] The Benham Group

-------------------
[information in left margin of page]
THE BENHAM GROUP
1665 Charleston Road
Mountain View, California 94043

SHAREHOLDER RELATIONS
1-800-321-8321
1-415-965-4222

FUND INFORMATION
1-800-331-8331
1-415-965-4274

TDD SERVICE
1-800-624-6338
1-415-965-4764

BENHAM GROUP REPRESENTATIVES ARE AVAILABLE BY TELEPHONE WEEKDAYS FROM 5 A.M. TO 5 P.M. PACIFIC TIME.
-------------------

BENHAM GLOBAL
NATURAL RESOURCES
INDEX FUND

A Series of Benham Equity Funds

Prospectus * February 22, 1995

BENHAM GLOBAL NATURAL RESOURCES INDEX FUND seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries. The Fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors (Sectors) of the Dow Jones World Stock Index (DJWSI),* excluding chemical companies as discussed on page 8. The Fund is a non-diversified series of Benham Equity Funds (BEF), a no-load, open-end mutual fund. Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Fund's goals match your own. A Statement of Additional Information (also dated February 22, 1995) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.

Mutual fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency. The value of the investment and its returns will fluctuate and is not guaranteed.

* The DJWSI is the property of Dow Jones & Company, Inc. and is not affiliated with The Benham Group.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES
The tables below illustrate the fees and expenses an investor in the Fund would incur directly or indirectly. The figures shown are based on historical expenses, adjusted to reflect the expense limitation agreement in effect as of February 22, 1995.
================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Sales load imposed on purchases..................................    None
Sales load imposed on reinvested dividends.......................    None
Deferred sales load..............................................    None
Redemption fee...................................................    None
Exchange fee.....................................................    None
================================================================================
B. ANNUAL FUND OPERATING EXPENSES
As a Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------
Investment Advisory Fee (net of expense limitation)..............    0%*
12b-1 Fee........................................................    None
Other Expenses...................................................    .75%
TOTAL OPERATING EXPENSES (NET OF EXPENSE LIMITATION).............    .75%*

*Benham Management Corporation (BMC) has agreed under contract to limit the Fund's total operating expenses to .75% of average daily net assets through May 31, 1995. The contract provides that BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. The expense limit is up for annual renewal in June. If this expense limitation were not in effect, the Fund's investment advisory fee, other expenses, and total operating expenses would be .37%, 2.00%, and 2.37% of average daily net assets, respectively.

The Fund pays an investment advisory fee to BMC. The fee is the sum of two components: (i) a group fee based on BEF's average daily net assets and (ii) an individual fund fee based on the Fund's average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
The following table illustrates the expenses a shareholder would pay on a $1,000 investment in the Fund over periods of one and three years based on the expenses shown in Table B and assumes (i) a 5% annual return and (ii) full redemption at the end of each time period.

         ONE      THREE    FIVE     TEN
         YEAR     YEARS    YEARS    YEARS

          $8      $24      $42      $93

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND MAY NOT REALIZE THE 5% HYPOTHETICAL RATE OF RETURN REQUIRED BY THE SEC FOR THIS EXAMPLE.

FINANCIAL HIGHLIGHTS

The information presented on the following page has been audited by KPMG Peat Marwick LLP, independent certified public accountants. Their unqualified report on the financial statements and financial highlights isincluded in the Fund's Annual Report, which is part of the Statement of Additional Information.

================================================================================
BENHAM GLOBAL NATURAL RESOURCES INDEX FUND
Years ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                       1994+
PER-SHARE DATA
--------------
NET ASSET VALUE  (NAV) AT BEGINNING OF PERIOD        $10.00

Income (Losses) From
Investment Operations
  Net Investment Income                                 .07

Net Realized and Unrealized Gains
 (Losses) on Investments                               (.42)

Total Income (Losses) From Investment Operations       (.35)

Less Distributions

Dividends from Net Investment Income                   (.04)

Distributions from Net Realized Capital Gains             0
                                                      -----
Total Distributions                                    (.04)

NAV AT END OF PERIOD                                  $9.61
                                                      =====
TOTAL RETURN*                                         (3.48)%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands
  of dollars)                                       $18.972

Ratio of Expenses to Average Daily Net Assets             0%**

Ratio of Expenses to Average Daily Net Assets
  Before Waiver                                        2.37%**

Ratio of Net Investment Income to
  Average Daily Net Assets                             2.74%**

Ratio of Net Investment Income to
  Average Daily Net Assets Before Waiver                .37%**

Portfolio Turnover Rate                                   0%

+  From September 15, 1994 (commencement of operations), through December 31,
   1994.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

-------------------
[information in left margin of page]
The Fund seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

The Fund invests primarily in the securities of companies included in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index.
-------------------

HOW THE FUND WORKS

INVESTMENT OBJECTIVE
The Fund's investment objective is to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries. The Fund invests primarily in the securities of companies included in the Energy and Basic Materials Sectors (excluding chemical companies) of the Dow Jones World Stock Index.* The Sectors are comprised of stocks of certain U.S. and foreign companies that are engaged in the energy or basic materials industries. There is no assurance that the Fund will achieve its investment objective, and the Fund's total return may be higher or lower than the return of the Sectors over any period of time.

The Fund normally invests in securities of issuers located in at least three different countries (which may include the United States). For temporary defensive purposes, however, the Fund may invest in less than three countries.

The Fund's investment objective, industry concentration policy, and issuer diversification policy, described on the following pages, are fundamental and may not be changed without shareholder approval. The other policies described in this Prospectus are nonfundamental and may be changed by the board of directors.


* Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of the stocks included in the Fund's portfolio and has not approved any information included in the Prospectus relating thereto. The DJWSI is the property of Dow Jones & Co., Inc.

CORE INVESTMENT STRATEGIES
BMC uses quantitative management strategies in pursuit of the Fund's investment objective. Quantitative investment management combines a disciplined management approach with the flexibility to respond to events that may affect the value of the Fund's investments. This approach is a compromise between active management, which allows the advisor to select investments for a fund without reference to an index or investment model, and indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

The primary management technique BMC uses is portfolio optimization. BMC constructs the Fund's portfolio to match the Sectors' risk characteristics and, in turn, the Sectors' performance. In order to minimize transaction costs, the Fund uses this technique instead of holding all of the securities included in the Sectors.

Even though the Fund's portfolio is not constructed to match the composition of the Sectors, BMC does not expect the Fund's total return to vary from the combined return of the Sectors by more than five percentage points per year. However, BMC may periodically need to adjust the Fund's holdings to closer match the composition of the Sectors in order to reduce performance deviation.

Sector performance is calculated monthly on a total return basis, using beginning-of-the-month capitalization weightings and assuming reinvestment of dividends. The Fund's ability to match Sector performance may depend in part on market conditions, shareholder activity, transaction costs, the Fund's size, and tax considerations.

-------------------
[information in right margin of page]
Because the Fund concentrates its investments in natural resources industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.
-------------------

INDEX CONSTRUCTION
The Fund invests primarily in securities of issuers included in industries in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index (DJWSI).

The DJWSI (which is market-capitalization weighted) was created on January 5, 1993, and currently consists of approximately 2,600 stocks of U.S. and foreign companies representing approximately 25 countries. There are approximately 120 industry groups and subgroups in the DJWSI, which are grouped into nine broad market sectors, including the Energy and the Basic Materials sectors.

The value of the DJWSI is calculated each day the New York Stock Exchange is open for trading and is based on prices at the close of the New York Stock Exchange (4:00 p.m. Eastern Time). Foreign securities are valued in U.S. dollars based on the exchange rates as of 4:00 p.m. Eastern Time.

The DJWSI editors select companies and stocks based entirely on their own criteria, which they may change at any time. The DJWSI is divided into categories determined by the editors of The Wall Street Journal, who may alter their categorization without consulting the companies, the stock exchanges, or any official agency. The industries currently included in the Energy and Basic Materials sectors (excluding chemical companies) are:

         ENERGY SECTOR          BASIC MATERIALS SECTOR
         -------------          ----------------------
         Coal                   Aluminum
         Oil Drilling           Other Non-Ferrous Metals
         Oil Cos, Major         Forest Products
         Oil Cos, Secondary     Mining, Diversified
         Oilfield Equip/Svcs    Paper Products
         Pipelines              Precious Metals and Steel

Although the chemicals industry is included in the DJWSI Basic Materials sector, the Fund does not invest in the chemicals industry. Typically, chemical companies do not maintain large natural resources inventories but rather, focus on chemical product development. As a result, increased chemical prices may affect a company's profit margin.

The Fund is a "non-diversified company" as defined in the Investment Company Act of 1940 (1940 Act), which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Internal Revenue Code limits the proportion of assets a Fund may invest in the securities of any single issuer. The Fund intends to follow these limits in order to qualify as a regulated investment company.

As an operating policy, the Fund will remain as fully invested as practicable in securities of companies included in the Sectors. Therefore, investors bear the risk of a general decline in the stock prices of issuers included in the Sectors. Although the Fund invests primarily in securities of companies included in the Sectors, it may also invest up to 10% of its assets in other types of securities; see "Other Investment Policies and Techniques" on page 12. Such investments may be made to improve portfolio diversification and to provide extra cash to meet redemptions and day-to-day operating expenses.

CURRENCY MANAGEMENT
To facilitate settlement of foreign securities transactions in local markets, BMC will buy and sell foreign currencies regularly in either the spot (i.e., cash) or forward markets. Forward foreign currency exchange contracts (forward contracts) are individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers. These contracts set a price and date at which to purchase or sell a specific currency. BMC intends to design these contracts to coincide with the purchase or sale of foreign securities in local markets.

Although the Fund does not intend to hedge its foreign assets into the U.S. dollar, it may do so for temporary defensive purposes and under extraordinary circumstances (such as significant political events).

-------------------
[information in left margin of page]
The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

Natural resources stocks may outperform the broader market during periods of accelerating demand for raw materials.
-------------------

RISK FACTORS
The Fund may be an appropriate component of a stock portfolio for investors seeking total return through investments in stocks (both equity and specialized), bonds, and short-term instruments. The Fund works best for long-term investors prepared to ride out fluctuations in the values of natural resources stocks. Natural resources stocks may outperform the broader market during periods of accelerating demand for raw materials. The Fund is not designed for investors seeking capital appreciation from an investment that is highly responsive to interest rate changes. No single Fund constitutes a balanced investment plan.

CONCENTRATION RISK: Because the Fund concentrates its investments in natural resources industries, it may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries and serves a different purpose than a general stock fund. The Fund is particularly vulnerable to risks specific to natural resources companies. Historically, during periods of economic or financial instability, the securities of some natural resources companies become subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and unstable supplies of precious and industrial metals, oil, coal, timber, or other natural resources. Price instability may adversely affect the earnings of natural resources companies. Natural resources companies may also be subject to risks associated with extraction of natural resources, such as mining and oil drilling accidents, and the hazards associated with natural resources such as fire and drought.

FOREIGN SECURITIES RISK: The Fund normally invests in securities of issuers located in at least three countries (which may include the United States). While foreign markets may present unique investment opportunities, overseas investing involves risks not associated with domestic investing. Foreign securities markets are not always as efficient as those in the U.S. and are often less liquid and more volatile.

Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protective measures; generally higher commission rates on foreign portfolio transactions; political instability that could affect U.S. investments in foreign countries; and potential restrictions on the flow of capital. See the section entitled "Taxes" on page 28 and the Statement of Additional Information for further details.

CURRENCY RISK may affect the value of the Fund's foreign-currency-denominated securities. This risk generally increases in lesser developed markets. The Fund generally will not use hedging techniques to attempt to protect its portfolio against fluctuations in currency exchange rates. See "Other Investment Policies and Techniques" on page 12 for additional information about these types of transactions.

RISK OF USING NATURAL RESOURCES EQUITIES AS A HEDGE AGAINST INFLATION: Many investors may perceive that the Fund offers a hedge against inflation, particularly commodity-price-driven inflation. If you are considering natural resources stocks as an inflation hedge, remember that these stocks do not respond uniformly to the threat of rising commodity prices. Their prices can go down with the broader market even when commodity prices are rising.

ILLIQUID AND RESTRICTED SECURITIES AND PRIVATE PLACEMENTS: The Fund may acquire some securities that are difficult to sell promptly at an acceptable price (i.e., illiquid). Difficulty in selling securities may result in losses and extra expenses to the Fund. Consequently, legal restrictions may apply to the sale of these securities. The Fund may invest up to 10% of its net assets in illiquid securities, including restricted securities and private placements.

-------------------
[information in left margin of page]
The Fund may invest up to 10% of its total assets in securities issued by companies or other organizations not included in the Sectors as well as in other instruments described below.
-------------------

OTHER INVESTMENT POLICIES AND TECHNIQUES

SHORT-TERM INSTRUMENTS
For liquidity purposes, the Fund may invest up to 10% of its total assets (measured at the time of investment) in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. government securities, certificates of deposit, commercial paper, or bankers' acceptances. The Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers.

The Fund may invest up to 5% of its total assets in any money market fund advised by BMC, provided that the investment is consistent with the Fund's investment policies and restrictions. Cash set aside for settlement of securities transactions is not subject to this 5% investment limit.

DESCRIPTION OF AND LIMITS ON OTHER INVESTMENTS
In addition, the Fund may invest up to 10% of its total assets in the instruments described below. The Fund will not invest more than 5% of its assets (measured at the time of investment) in any one of these categories. Please refer to the Statement of Additional Information for a discussion of any other limitations that may apply.

NON-SECTOR EQUITY SECURITIES. The Fund may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Sectors. These may include small companies that do not meet the capitalization requirement for inclusion in the Sectors but that BMC believes represent significant investment opportunities for the Fund.

SECURITIES LENDING. The Fund may lend its portfolio securities to banks and broker-dealers to earn additional income. Securities loans are subject to guidelines established by the board of directors, which are set forth in the Statement of Additional Information.

WHEN-ISSUED AND FIRM-COMMITMENT AGREEMENTS.
When-issued or firm-commitment agreements fix a security's price and yield for future payment and delivery. The market value of a security may change during this period, or a party to the agreement may fail to pay for the security. Either of these situations could affect the market value of the Fund's assets.

FORWARD CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts. Such contracts may be used to facilitate the settlement of foreign securities transactions in or in conjunction with when-issued or firm-commitment agreements. The Fund may not enter into such contracts for speculative purposes.

FUTURES AND OPTIONS TRANSACTIONS. In order to manage the Fund's exposure to changes in market conditions (e.g., movements in securities prices, interest rates, and domestic and foreign economies), the Fund may invest a portion of its assets in futures and options. As with many investments, futures and options can be highly leveraged and volatile. If BMC incorrectly judges market conditions in an attempt to reduce risk or increase return, or if certain markets pose liquidity difficulties, the Fund may incur losses and experience share price fluctuations.

CONVERTIBLE SECURITIES. Although the Fund's investments consist almost exclusively of common stock shares of Sector companies, the Fund may buy securities convertible into common stock shares of Sector or non-Sector companies. BMC may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to commodities including, but not limited to, notes indexed to the Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock, and metals commodities. The Fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

BORROWING. The Fund may borrow money only for temporary or emergency purposes.

WARRANTS. The Fund may invest in warrants, which are instruments issued by a corporation that give the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time.

DEPOSITARY RECEIPTS. The Fund may also invest in American Depositary Receipts
(ADRs) and European Depositary Receipts (EDRs).

OTHER INVESTMENT MANAGEMENT TECHNIQUES. BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When required by SEC guidelines, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PORTFOLIO TRANSACTIONS
BMC selects brokerage firms solely on the basis of best net price and execution and expects to engage in regular trading on behalf of the Fund. The Fund's annual portfolio turnover rate is normally expected to be approximately 100% and may vary from year to year. Higher portfolio turnover rates increase transaction costs and can increase the incidence of capital gains (or losses). Short-term capital gains distributed to shareholders are treated as ordinary income.

PERFORMANCE
Mutual fund performance is commonly measured as yield or total return. It is based on historical fund performance and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

As with that of all index-based mutual funds, the Fund's performance will differ from that of the Sectors due in part to transaction costs, investment advisory fees and other operating expenses, liquidity requirements, differences between the composition of the Fund's portfolio and that of the Sectors, and taxes.

YIELD calculations show the rate of income the Fund earns on its investments as an annual percentage rate. The Fund's yield is calculated according to methods that are standardized for all stock and bond funds.

TOTAL RETURN represents the Fund's changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Fund's actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over a entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's semiannual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 16.

SHARE PRICE
BMC normally calculates the Fund's purchase and sale price per share (net asset value, or NAV) at 1:00 p.m. Pacific Time each day the New York Stock Exchange is open for business. NAV is calculated by adding the value of the Fund's assets, deducting its liabilities, and then dividing the result by the number of shares outstanding.

If market quotations are readily available, securities are valued at their market value. If market quotations are not readily available, securities are priced at fair value as determined in good faith under the direction of the board of directors. The valuations of foreign securities are translated from their respective currencies into U.S. dollars using current exchange rates.

-------------------
[information in right margin of page]
Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in its semiannual reports to shareholders.

Shares may be purchased and redeemed without any sales charge, commission, redemption fee, 12b-1 fee, or contingent deferred sales load.
-------------------

-------------------
[information in left margin of page]
Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd.. Mountain View, California 94043. Failure to do so may result in transaction delays.
-------------------

HOW TO INVEST
To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers listed below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Payment of redemption proceeds may be delayed until we have your completed application on file. Separate forms are required to establish Benham-sponsored retirement plan accounts. See pages 26 and 27 for details.

Your investment will be credited to your account and begin earning interest at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. However, you may not redeem shares until we have your completed application on file and your investment matures (i.e., clears). See page 23 for details.

Benham Group Representatives are available weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time at the telephone numbers listed below.

FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.

SHAREHOLDER RELATIONS: to open an account or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.

Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

HOW TO BUY SHARES (Retirement plan accounts have different minimums. See pages 26 and 27 for details.)
================================================================================
METHOD         INSTRUCTIONS
--------------------------------------------------------------------------------
BY CHECK       Minimum initial investment: $1,000
               Minimum additional investment: $100
               MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to:

               The Benham Group
               P.O. Box 7730
               San Francisco, CA 94120-9853

               For ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with information preprinted on the investment slip, we will follow the instructions preprinted on the investment slip.

               If you do not have a preprinted investment slip, send your check with written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with your written instructions, we will follow the written instructions.

               You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

               WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment is to be credited.

               We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

               Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD         INSTRUCTIONS
--------------------------------------------------------------------------------
BY BANK WIRE   Minimum initial investment: $25,000
               Minimum additional investment: $100
               If you wish to open an account by bank wire, please call our Shareholder Relations Department for more information and an account number. Bank wire investments should be addressed as follows:

               State Street Bank and Trust Company
               Boston, Massachusetts
               ABA Routing Number 011000028
               Beneficiary = Benham Equity Funds: Benham Global Natural
               Resources Index Fund
               AC Number 0506 092 6
               FBO [Your Name, Your Benham Fund Account Number]
--------------------------------------------------------------------------------
BY EXCHANGE    Minimum initial investment: $1,000
               Minimum additional investment: $100
               You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received and read the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see page 20 for details. You may open a new account by telephone exchange
               provided that you meet the minimum initial investment
               requirement.
--------------------------------------------------------------------------------
AUTOMATIC      Minimum: $25
INVESTMENT     These services are offered with respect to additional
SERVICES       investments only. See details on page 21.

PROCESSING YOUR PURCHASE
Shares will be purchased at the next NAV calculated after your investment is received and accepted by The Benham Group or an authorized subtransfer agent. Investments received and accepted before 1:00 p.m. Pacific Time will be credited to your account the same day. After 1:00 p.m. Pacific Time, they will be credited to your account the following business day. The Fund reserves the right to refuse any investment.

TELEPHONE TRANSACTIONS
Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Fund reserves the right to revise or terminate telephone transaction privileges at any time.

CONFIRMATION AND QUARTERLY STATEMENTS
All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you fail to notify us of an error within 30 days of the confirmation statement date, you will be deemed to have ratified the transaction.

-------------------
[information in left margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds if your investment goals change.

Benham Open Orders allow investors to utilize a "buy low, sell high" investment strategy.
-------------------

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. Such an exchange may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated (12:00 p.m. Pacific Time for Benham Target Maturities Trust, 1:00 p.m. Pacific Time for all other Benham funds).

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE
The Benham Group's Open Order Service allows you to designate a price at which to exchange shares between a Benham variable-price fund and a Benham money market fund. You must designate a purchase price equal to or lower, or a sale price equal to or higher, than the variable-price fund's NAV at the time you place your order. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better).

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf.

If you close or reregister the account from which shares are to be redeemed, your Open Order will be canceled. Because of their time-sensitive nature, Open Order transactions may be made only by telephone or in person and are subject to the exchange limitations described in each fund's prospectus, except that (regardless of which funds are involved in the transaction) orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment directly into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account directly into a Benham fund account on the 1st and/or the 15th of each month.

DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account in one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in other Benham fund accounts.

SYSTEMATIC EXCHANGES allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month.

For more information about any of these services, please call our Shareholder Relations Department at 1-800-321-8321 or 1-415-965-4222.

-------------------
[information in right margin of page]
Automatic Investment Services enable you to benefit from a dollar-cost averaging investment strategy.
-------------------

-------------------
[information in left margin of page]
You may redeem shares without charge.
-------------------

BROKER-DEALER TRANSACTIONS
The Benham Group charges no sales commissions, or "loads," of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED
TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929. Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.

EMERGENCY SERVICES
The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii, call 1-800-321-8321.

From all foreign countries, call collect, 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT

When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received and accepted your redemption request. The Fund's NAV is normally calculated at 1:00 p.m. Pacific Time. See page 15 for details.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.

================================================================================
                                              DRAWN FROM A      MATURITY PERIOD
METHOD OF PAYMENT                           CALIFORNIA BANK?  (IN BUSINESS DAYS)
--------------------------------------------------------------------------------
Checks, cashiers checks,
and bank money orders                             Yes               5 days
--------------------------------------------------------------------------------
Same as above                                      No               8 days
--------------------------------------------------------------------------------
U.S. Treasury checks, Traveler's checks,
U.S. Postal money orders, Benham
checks, bank wires, and AIS Deposits*             N/A               1 day

* Does not include bank direct deposits, which take 8 business days to mature.
================================================================================
If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls below $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy also applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-sponsored retirement account should see pages 26 and 27 for details.

UNCASHED CHECKS. We may reinvest at the Fund's then-current NAV any distribution or redemption checks that remain uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES (Retirement investors, see pages 26 and 27.)
================================================================================
METHOD        INSTRUCTIONS
--------------------------------------------------------------------------------
BY TELEPHONE  The Benham Group will accept telephone redemption requests for any amount if the proceeds are to be sent to your predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be ordered by telephone. All other redemption requests must be made in writing.

IN WRITING    Send a letter of instruction to:

              The Benham Group
              Shareholder Relations Department
              1665 Charleston Road
              Mountain View, California 94043

              Your letter of instruction should specify:

              *  Your name
              *  Your account number
              *  The name of the Fund from which you wish to redeem shares
              *  The dollar amount or number of shares you wish to redeem

              For your protection, written redemption requests must be accompanied by SIGNATURE GUARANTEES under the following circumstances:

              * Redemption proceeds go to a party other than the registered account owner(s).
              * Redemption proceeds go to an account other than your predesignated bank account.
              * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000.

              If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on these redemption requests.

================================================================================
METHOD        INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING    A signature guarantee may be provided by a bank, savings
(continued)   and loan association, savings bank, credit union, stock brokerage firm, or a Benham Investor Center. Shareholders must appear in person with identification to obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

              BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
BY BANK WIRE  If you included bank wire information on your account application or made subsequent arrangements to accommodate bank wire
              redemptions, you may wire funds to your bank by calling
              1-800-321-8321 or 1-415-965-4222. The minimum amount for a bank wire redemption is $1,000. Allow at least two business days for redemption proceeds to be credited to your bank account.
--------------------------------------------------------------------------------
BY EXCHANGE   See details on pages 18 and 20.
--------------------------------------------------------------------------------
AUTOMATIC     DIRECTED PAYMENTS. You may arrange for periodic redemptions from
REDEMPTION    your Benham fund account to your bank account or to another
SERVICES      designated payee.

              SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS
Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Shareholder Relations Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account.

The minimum account balance for all Benham Individual Retirement Accounts
(IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below (continued on the next page)
================================================================================
BENHAM                                            MAXIMUM ANNUAL CONTRIBUTION
PLAN TYPE            AVAILABLE TO                 PER PARTICIPANT
--------------------------------------------------------------------------------
CONTRIBUTORY         An employed indi-            $2,000 or 100% of compensation
IRA                  vidual underage 70 1/2.      (whichever is less).


--------------------------------------------------------------------------------
SPOUSAL IRA          A nonworking spouse          $2,250 (can be split between
                     (under age 70 1/2) of a      Spousal and Contributory IRAs,
                     wage earner.                 provided that no IRA receives
                                                  more than a total of $2,000).
--------------------------------------------------------------------------------
ROLLOVER IRA         An individual with a         None, as long as total amount
                     distribution from an         is eligible.
                     employer's retirement
                     plan or a rollover IRA.
--------------------------------------------------------------------------------
SEP-IRA              A self-employed indi-        $22,500 or 15% of compensation
                     vidual or a business.        (whichever is less).



--------------------------------------------------------------------------------
MONEY                Same as for SEP-IRA.         $30,000 or 25% of compensation
PURCHASE PLAN                                     (whichever is less).  Annual
(KEOGH)                                           contribution is mandatory.
--------------------------------------------------------------------------------
PROFIT               Same as for SEP-IRA.         $22,500 or 15% of compensation
SHARING PLAN                                      (whichever is less). Annual
(KEOGH)                                           contribution is optional.

                                                  (table continued on next page)

For all Benham-sponsored retirement plans, you may begin taking distributions at age 59 1/2 . You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

(continued from previous page)
the $1,000 per fund account minimum, your account may be closed (see page 23 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-sponsored retirement plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Koeghs.

YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR SHAREHOLDER RELATIONS DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.

(table continued from previous page)
================================================================================
DEADLINE FOR OPENING ACCOUNT             CONTRIBUTION DEADLINES

--------------------------------------------------------------------------------
You may open an account anytime,         Annual contributions can be made
but the deadline for establishing        from January 1 through April 15 of
and funding an IRA for the prior         the following tax year up to the year
tax year is April 15.                    you turn age 70 1/2.
--------------------------------------------------------------------------------
Same as for Contributory IRA.            Same as for Contributory IRA.



--------------------------------------------------------------------------------
You may open a Rollover IRA              Eligible rollover contributions must
account anytime.                         be made within 60 days of receiving
                                         your distribution. There is no age
                                         limit for rollover contributions.
--------------------------------------------------------------------------------
You may open an account anytime,         Must be made by employer's tax fil-
but the deadline for establishing and    ing deadline (including extensions).
funding an account for the prior tax
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

-------------------
[information in left margin of page]
Each January you will be informed of the tax status of the dividends and capital gain distributions for the previous year.
-------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's dividends are declared and distributed semiannually in June and December. Net long-term capital gains, if any, are generally declared and distributed in December. The directors may modify the Fund's distribution policy at any time.

DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. (See "Directed Dividends" on page 21 for further information.) Please indicate your choice on your account application or contact our Shareholder Relations Department. See page 23 for a description of our policy regarding uncashed distribution checks.

TAXES
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (Code), as amended, by distributing all or substantially all of its net investment income and net realized capital gains to shareholders each year.

The Fund's dividends and capital gain distributions are subject to federal income tax and applicable state and local taxes whether they are received in cash or reinvested in additional shares. Distributions are generally taxable in the year they are declared.

Dividends from net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Distributions of any net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that are designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have held your shares. Ordinary income distributions made by the Fund to corporate shareholders may qualify for the dividends-received deduction available to corporations. Shareholders will be notified each year of the amount, if any, that qualifies for this deduction.

The Fund will send you a tax statement (Form 1099) by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS. You may realize a capital gain or loss when you redeem (sell) or exchange Fund shares. For most types of accounts, the proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and your personal tax situation, you should keep your regular statements to use in determining your taxes.

RETURN OF CAPITAL. If, during a given year, the Fund pays dividends that exceed the value of its earnings and profits, a portion of your dividends may be reclassified as a "return of capital." This reclassification of dividends paid has at least two tax implications for shareholders.

(1) The amount of taxable dividends (as reported on your 1099-DIV from the Fund) will be less than the amount of dividends you actually received during the tax year.

(2) The return of capital reduces your cost basis in the shares you own, so that when you redeem shares (and calculate your gain or loss), you must reduce your investment cost by the amount of dividends that were reclassified as a return of capital. For example, if you invest $10,000 in the Fund, and $100 worth of dividends are reclassified as a return of capital, you must adjust your cost from $10,000 to $9,900 to determine the amount of taxable gain or loss on your investment.

"BUYING A DIVIDEND." The timing of your
investment could have undesirable tax consequences. If you buy shares on or just before the day the Fund declares a dividend, you will pay the full price for the shares and may receive a portion of your investment back as a taxable distribution.

FOREIGN TAX WITHHOLDING. The income the Fund receives from foreign stocks may be subject to withholding taxes. If more than 50% of the Fund's total assets at the end of any tax year consist of foreign securities, the Fund will treat any foreign taxes it pays as taxes paid directly by shareholders. Under such circumstances, a shareholder would be required to include as "income" his or her proportionate share of foreign taxes paid by the Fund and might be able to claim either a credit or a deduction for this amount. You will receive notice from the Fund each year indicating (i) whether it made the election and (ii) the amount of foreign taxes, if any, that will be treated as though they were paid by you. You may wish to consult the Statement of Additional Information and your tax advisor for more information regarding the tax consequences of an investment in the Fund.

BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate of 31% (backup withholding) from dividends, capital gain distributions, and redemption proceeds paid to a shareholder if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and fails to make such certifications as the Fund may require, (ii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

The Benham Group may refuse to sell
shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified TIN or social security number, we may redeem your shares in the Fund at any time.

MANAGEMENT INFORMATION

ABOUT BENHAM EQUITY FUNDS
Benham Equity Funds (BEF), an open-end
management investment company, was organized as a California corporation on December 31, 1987. BEF currently consists of five series.

A board of directors oversees the Fund's activities and is responsible for protecting shareholders' interests. The majority of the directors are not otherwise affiliated with BMC. BEF is not required to hold annual meetings, although special meetings may be called for purposes such as electing or removing directors or amending a series' advisory agreement or investment policies. Shareholders receive one vote for each share owned. Each series votes separately on matters that pertain to it exclusively. Under California corporate law, BEF shareholders have the right to cumulate votes in the election (or removal) of directors.

THE BENHAM GROUP
BMC is investment advisor to the funds in The Benham Group, which currently constitute $10 billion in assets. BMC, incorporated in California in 1971, is a wholly owned subsidiary of Benham Management International, Inc. (BMI), which is also a California corporation. BMI's primary business is to provide financial services to the general public.

Mr. William Martin, Portfolio Manager, has primary responsibility for the day-to-day operation of the Fund. He is also Portfolio Manager for Benham Gold Equities Index Fund. Prior to joining BMC in 1989, Mr. Martin was an investment broker for A. G. Edwards of St. Louis, Missouri (1987 to 1989). Mr. Martin received his Charter Financial Analyst designation in 1991.

-------------------
[information in right margin of page]
The Benham Group serves more than 350,000 investors.
-------------------

-------------------
[information in left margin of page]
Benham Management Corporation provides investment advice and portfolio management services to the Fund.

Benham Financial Services, Inc. provides administrative and transfer agent services to the Fund.
-------------------

ADVISORY AND SERVICE FEES
For investment advice and portfolio management services, the Fund pays BMC a monthly investment advisory fee. This fee is the sum of two components, a group fee and an individual fund fee, which are based on the dollar amounts derived from applying the average daily net assets of BEF and the Fund, respectively, to an investment advisory fee rate schedule. The group fee rate ranges from .50% to
 .19% of average daily net assets, declining as BEF's assets increase. The individual fund fee rate ranges from .05% to .03% of average daily assets, declining as the Fund's assets increase.

BMC waived all Fund expenses through December 31, 1994. As a result, the Fund paid no advisory fees to BMC for the fiscal period ended December 31, 1994.

To avoid duplicative investment advisory fees, the Fund does not pay BMC investment advisory fees with respect to assets invested in shares of Benham money market funds.

BFS, a wholly owned subsidiary of BMI, is BEF's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee equal to a percentage of the average daily net assets of all of the funds in The Benham Group. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, the Fund pays BFS monthly fees for each shareholder account maintained and for each shareholder transaction executed during that month.

The Fund pays certain operating expenses directly, including, but not limited to, custodian, audit, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent director compensation.

EXPENSE LIMITATION AGREEMENT
An expense limitation agreement between BMC and the Fund is described on page 3.

In addition, BMC agreed to waive all Fund expenses through December 31, 1994. As a result, the Fund paid no operating expenses for the fiscal period ended December 31, 1994.

DISTRIBUTION OF SHARES
Benham Distributors, Inc. (BDI) and BMC distribute and market Benham products and services. BMC pays all expenses for promoting and distributing the Fund's shares. The Fund does not pay commissions to, or receive compensation from, broker-dealers.

BDI is a wholly owned subsidiary of BMI.

INVESTMENT ADVISOR
BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

DISTRIBUTOR
BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101

TRANSFER AGENT
BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

LEGAL COUNSEL
DECHERT PRICE & RHOADS
1500 K Street, N.W. Suite 500
Washington, DC 20005

DIRECTORS
James M. Benham
John T. Kataoka
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
Jeanne D. Wohlers

THE BENHAM GROUP OF INVESTMENT COMPANIES

Capital Preservation Fund
Capital Preservation Fund II
Benham Prime Money Market Fund
Benham Government Agency Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois, Michigan, New Jersey, New York, and Pennsylvania.

***Available only to residents of Arizona, California, Colorado, Nevada, Oregon, Washington, and Texas.

 .                CONTENTS
                 Summary of Fund Expenses ...............    3
                 Financial Highlights....................    4
                 How the Fund Works......................    6
                          Investment Objective ..........    6
                          Core Investment Strategies.....    7
                          Index Construction ............    8
                          Currency Management ...........    9
                 Risk Factors ...........................   10
                 Other Investment Policies and Techniques   12
                 Portfolio Transactions .................   14
                 Performance ............................   14
                 Share Price ............................   15
                 How to Invest ..........................   16
                 Shareholder Services ...................   20
                          Exchange Privilege ............   20
                          Open Order Service ............   20
                          Automatic Investment Services .   21
                          Broker-Dealer Transactions.....   22
                          TDD Service ...................   22
                          Emergency Services ............   22
                 How to Redeem Your Investment ..........   23
                 About Benham-Sponsored Retirement Plans    26
                 Distributions and Taxes ................   28
                 Management Information .................   31
                          About Benham Equity Funds .....   31
                          The Benham Group ..............   31
                          Advisory and Service Fees .....   32
                          Expense Limitation Agreement ..   33
                          Distribution of Shares ........   33

                   BENHAM GLOBAL NATURAL RESOURCES INDEX FUND

                         A SERIES OF BENHAM EQUITY FUNDS

                                THE BENHAM GROUP
                              1665 Charleston Road
                             Mountain View, CA 94043

             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222

               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 22, 1995


This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated February 22, 1995. To obtain a copy of the Prospectus, call or write The Benham Group.

                                TABLE OF CONTENTS

                                                         Page

Investment Policies and Techniques                         2
Investment Restrictions                                   13
Portfolio Transactions                                    14
Valuation of Portfolio Securities                         15
Performance                                               15
Taxes                                                     18
About Benham Equity Funds                                 21
Directors and Officers                                    22
Investment Advisory Services                              24
Administrative and Transfer Agent Services                25
Direct Fund Expenses                                      25
Expense Limitation Arrangements                           26
Additional Purchase and Redemption Information            26
Appendix                                                  26
Financial Statements                                      28

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of directors.

The Fund may purchase and sell indexed securities and may engage in futures and options transactions for investment as well as hedging purposes to the extent permitted by applicable law. Indexed securities, as described below, are a type of investment security and, accordingly, may fluctuate in value.

U.S. GOVERNMENT SECURITIES

U.S. government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct "full faith and credit" pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

In a repurchase agreement (or "repo"), the Fund buys a security at one price and simultaneously agrees resell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

The advisor attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization and approved by the Fund's board of directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian or subcustodian;

(5) Investing no more than 15% of the Fund's total assets in repurchase agreements that mature in more than seven days (together with any other illiquid security the Fund holds); and

(6) Taking delivery of all securities subject to repurchase agreement and holding them in an account at the Fund's custodian bank.

The Fund has received permission from the Securities and Exchange Commission to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor Benham Management Corporation (BMC). Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FIRM-COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or firm-commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

In purchasing securities on a when-issued or firm-commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or firm-commitment obligations may generate capital gains or losses.

On the settlement date, the market value of the security may be more or less than its purchase or sale price under the agreement. If the other party to a when-issued or firm-commitment agreement fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or suffer a loss. The Fund does not earn interest on purchased securities until the settlement date.

When purchasing securities on a when-issued or firm-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities on a when-issued or firm-commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

As an operating policy, the Fund will not commit more than 35% of its assets to when-issued or firm-commitment agreements. If fluctuations in the value of securities held cause more than 35% of a Fund's assets to be committed under when-issued or firm-commitment agreements, the advisor (BMC) will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. However, BMC need not sell such commitments. In addition, as an operating policy, the Fund will not enter into when-issued or firm-commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

The Fund may buy securities that are convertible into common stock. Listed below is a brief descriptions of the various types of convertible securities the Fund may buy.

CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but provide holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

The Fund's investments in securities of foreign issuers may subject the Fund to additional investment risks.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

To offset the currency risks associated with investing in securities of foreign issuers, the Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the advisor can protect the Fund against losses resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date on which payment is made or received. However, it should be noted that using forward contracts to protect the Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate, while simultaneously offering a lesser rate of exchange on the purchase of that currency.

The Fund uses forward contracts for currency hedging purposes only and not for speculative purposes. The Fund is not required to enter into forward contracts with regard to its foreign holdings and will not do so unless it is deemed appropriate by the advisor.

The Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

RESTRICTED SECURITIES

Restricted securities held by the Fund generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income, subject to the following guidelines prescribed by the board of directors:

(1) The borrower must provide and maintain collateral consisting of cash or full faith and credit U.S. government securities equal to at least 102% of the value of the securities loaned.

(2) The Fund must have the option to terminate the loan and recover its securities within the normal settlement period for the types of securities loaned.

(3) The borrower must agree that the Fund will receive all dividends, interest, or other distributions on the loaned securities and that the Fund will be paid a reasonable return on such loans, either in the form of a loan fee premium or by allowing the Fund to retain part or all of the earnings or profits realized from investing the cash collateral in full faith and credit U.S. government securities.

If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to parties that meet the guidelines prescribed by the board of trustees.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

BMC may engage in foreign currency exchange transactions on behalf of the Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying securities transaction, BMC can protect the Fund against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency between the date the security is purchased or sold and the date payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

Successful use of forward contracts depends on BMC's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as BMC anticipates. The Fund may also incur significant costs when converting assets from one currency to another.

The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of the Fund as a regulated investment company.

NON-SECTOR EQUITY SECURITIES

The Fund may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index. These may include small companies that do not meet the capitalization requirement for inclusion in the Energy and Basic Materials sectors (Sectors) but that BMC believes represent significant investment opportunities for the Fund.

Within this category, BMC attempts to select securities of issuers whose revenues and earnings are expected to be influenced by changes in the prices of natural resources and that are expected to perform in a manner that causes the Fund s performance to closely track the performance of the Sectors.

DEPOSITARY RECEIPTS

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are receipts representing ownership of a foreign-based issuer's shares held in trust by a bank or similar financial institution. These are designed for the U.S. and European securities markets as alternatives to the purchase of underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRS are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES TRANSACTIONS. The Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Futures contracts provide for the sale by one party and purchase by another party of a security at a specified future time and price. Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. The Fund can close out a futures position by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

Some futures contract strategies carry a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to the Fund.

Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer will generally expect to profit, although the gain will be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer will expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions. The Fund may purchase and write options in combination with one another or in combination with futures or forward contracts in order to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

Options on Futures. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics than the securities in which they typically invest (for example, hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this strategy involves a risk that the futures position will not track the performance of the Fund's other investments.

Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, all of which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES AND OPTIONS CONTRACTS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to those of futures and options relating to securities or indexes, as described above. Currency futures' and options' values can be expected to correlate with exchange rates, but may not reflect other factors (such as exchange rates) that affect the value of the Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. It may not always be possible to match currency futures to the Fund's foreign securities holdings.

RISKS AND LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent BMC's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.

There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have a relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in the value of the position. Under these circumstances, the Fund's access to assets held to cover future positions could also be impaired.

Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by lesser trading volume and the imposition of different exercise and settlement terms, trading procedures, and margin requirements.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS.

The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

The Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options. Financial futures or options purchased or sold by the Fund will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that the Fund may effect transactions in over-the-counter options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In addition, the Fund has undertaken to limit aggregate premiums paid on all options purchased by the Fund to no more than 5% of the Fund's total net asset value.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in these instruments.

INDEXED SECURITIES

The Fund may invest in indexed securities whose value is linked to commodities, including, but not limited to, notes indexed to the Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock, and metals commodities. The Fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

A commodity-linked note enables the investor to purchase a note whose coupons or redemption value is linked to the performance of a particular commodity price. The Fund may purchase and sell indexed securities for investment purposes as well as hedging purposes to the extent permitted by applicable law. Indexed securities may have return characteristics similar to direct investments in the underlying commodity or to one or more options on the underlying commodity. Indexed securities may be more volatile than the underlying commodity itself and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security.

The Fund may invest in indexed securities to track the Sectors at lower transaction costs or to take advantage of investment opportunities not represented by the Sectors.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of "a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund may not:

(1) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which BMC is the investment advisor or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities related to the real estate business); physical commodities or contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or indexes of such securities or currencies, or any other financial instruments; purchasing and selling options on such futures contracts; and investing in securities or other instruments backed by physical commodities.

(4) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors and except those otherwise in accordance with the Fund's investment objective and policies.

(5) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(6) Purchase any security if, as a result, 25% or more of the Fund's total assets will be invested in the securities of issuers having their principal business in the same industry, except that the Fund will invest more than 25% of its assets in securities of issuers in the natural resources industry. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

The Fund is also subject to the following restrictions that are not fundamental and may, therefore, be changed by the board of directors without shareholder approval.

The Fund may not:

(a) Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(b) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(c) Purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(d) Invest in securities that are not readily marketable or that are illiquid because they are subject to legal or contractual restrictions on resale (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except for obligations issued or guaranteed by the U.S.
         government or its agencies.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether the Fund has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies and restrictions and with any instructions from the board of directors that may be issued from time to time. Within this framework, BMC is responsible for making all determinations relating to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. In placing orders for the purchase and sale of portfolio securities, BMC will use its best efforts to obtain the best possible price and execution and will otherwise place with broker-dealers orders subject to and in accordance with any instructions from the board of directors that may be issued from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

The Fund's annual portfolio turnover rate is not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations. There was no portfolio turnover for the period from September 15, 1994 (commencement of operations), through December 31, 1994.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

BMC typically completes its trading on behalf of the Fund in various markets before the NYSE closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Stocks traded on exchanges or over-the-counter are valued according to last sale prices, if such prices are available, or at the current bid price. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the NYSE. Trading of securities in foreign markets may not take place on every day the NYSE is open, and trading takes place in various foreign markets on days on which the NYSE and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value because of events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the board of trustees.

PERFORMANCE

The Fund's yield and total return may be quoted in advertising and sales literature. These figures, as well as the Fund's share prices, will vary. Past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the formula on the next page:

                         YIELD = 2 [(a - b + 1)6 - 1] cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's average annual total return for the period from September 15, 1994 (commencement of operations), through December 31, 1994, was -3.48%

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity

Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

Indexes may assume reinvestment of coupon interest or dividends, but, generally, they do not reflect administrative and management costs such as those incurred by a mutual fund.

Statistics may be used in advertising and sales literature to illustrate historical and projected demand for commodities owned or processed by companies in which the Fund invests. This may include illustrations such as a chart that shows historical and projected demand for multiple energy sources measured in barrels of oil equivalents, or "BOEs."

Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare the Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than that of the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. For example, if you invest $10,000 in a no-load fund, 100% of your investment is used to buy shares. If you invest $10,000 in a fund with a 5.5% load, only $9,450 ($10,000 minus $550) is used to buy shares. Over time, this difference can have a significant effect on total return. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment would be worth $25,937 after ten years, while the load fund investment would be worth only $24,511.

The Benham Group has distinguished itself as an innovative provider of low-cost true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund investing primarily in zero-coupon U.S. Treasury securities; the first no-load double tax-free California money market and short-term bond funds; the first no-load adjustable rate government securities fund; the first AAA-rated European government bond fund; and the first no-load utilities fund designed to pay monthly dividends.

BMC may obtain ratings on the safety of Fund shares from one or more nationally recognized statistical rating organizations (rating agencies) and may publish such ratings in advertisements and sales literature.

TAXES

The Fund will be treated as a separate corporation for federal income tax purposes, and the Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code (Code). By so qualifying, the Fund will be exempt from federal income taxes to the extent that substantially all of its net investment income and net realized capital gains are distributed to shareholders.

The Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must timely distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. Any distributions declared by the Fund in December and paid in January of the following year are taxable as if they were paid on December 31.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold at the Fund s fiscal year-end), which may cause the Fund to recognize income without receiving sufficient cash for making distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may be subject to federal income tax. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such excess distributions or gains.

The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to that of a fund that did not invest in PFIC shares.

Earnings derived by the Fund from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a Fund, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

Some of the debt securities that may be acquired by the Fund may be treated in the same way as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent that it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund and at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

Generally, the Fund will be required to distribute dividends representing discounts on debt securities that are currently includable in income to shareholders, even if cash representing such income has not been received by the Fund. Cash to pay such dividends may be obtained from proceeds of sales of securities held by the Fund.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar-year distribution requirements.

Ordinarily, the Fund will declare and pay dividends of net investment income quarterly and make distributions of net realized capital gains, if any, at least annually. To avoid the dilution of dividends payable to existing shareholders, the Fund will adhere to an accounting practice known as "equalization." In adhering to this practice, the portion of the Fund's net asset value per share attributable to undistributed income will be allocated as a credit to undistributed income in connection with share purchases or as a debit to undistributed income in connection with share redemptions. Use of equalization accounting may affect the amount, timing, and character of distributions to shareholders for tax purposes.

TAXATION OF U.S. SHAREHOLDERS

Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who is a nonresident alien individual or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from the Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from the Fund will not be treated as "effectively connected."

If the payments received from the Fund are effectively connected with a U.S. trade or business of the shareholder, all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

If the shareholder is not engaged in a U.S. trade or business, or the payments received from the Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital gain received. Non-U.S. shareholders not engaged in a U.S. trade or business or having no effectively connected income may also be subject to U.S.

taxes at the rate of 30% (or a lower treaty rate) on additional distributions as a result of the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

Distributions of net realized long-term capital gains and any capital gains realized by non-U.S. shareholders upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other nonexempt non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. The Fund and its distributions may also be subject to state, local, or foreign taxes. Prospective investors may wish to consult a tax advisor to determine whether the Fund is a suitable investment relative to their tax situation.

ABOUT BENHAM EQUITY FUNDS

BEF is authorized to issue ten classes of shares and to issue two billion (2,000,000,000) shares of each class. Within each class, the directors may issue an unlimited number of series. Currently, there are five series of Class 1A shares: Benham Global Natural Resources Index Fund, Benham Gold Equities Index Fund, Benham Income & Growth Fund, Benham Equity Growth Fund, and Benham Utilities Income Fund. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by BEF for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

Shares of each series have equal voting rights, provided that each series votes separately on matters affecting only that series. Each shareholder is entitled to cast one vote for each share held in his/her name as of the record date for a shareholder meeting. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of directors. For example, if six directors are proposed for election, a shareholder may cast six votes for a single candidate or three votes for each of two candidates, etc.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is custodian of the Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and
(iv) providing safekeeping of securities. The custodian takes no part in determining the fund's investment policies or in determining which securities are sold or purchased by the fund.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, CA 94111, serve as the BEF's Independent certified public accountants and provide services including (i) audit of annual financial statements and (ii) preparation of annual federal income tax returns filed on behalf of each series of BEF.

DIRECTORS AND OFFICERS

BEF's activities are overseen by a board of directors, including five independent directors. The individuals listed below whose names are marked with an asterisk (*) are "interested persons" of BEF (as defined in the Investment Company Act of 1940) by virtue of, among other things, their affiliation with either BEF; BEF's investment advisor, Benham Management Corporation (BMC); BEF's agent for transfer and administrative services, Benham Financial Services, Inc.
(BFS); BEF's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Benham Management International, Inc. (BMI); or other funds advised by BMC. Each director listed below also serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the director or officer began his or her service in a particular capacity. The directors' and officers' address is 1665 Charleston Road, Mountain View, California 94043.

*JAMES M. BENHAM, chairman of the board of directors (1988). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), BMI (1982), and BDI (1988); president of BMC (1971), BMI (1982), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1989) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

*JOHN T. KATAOKA, director, president, and chief executive officer (1988). Mr. Kataoka is also a director and president of BFS (1985); director and executive vice president of BMC and BMI (1984); and executive vice president and chief operating officer of BDI (1988).

MYRON S. SCHOLES, independent director/trustee (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Management (June 1994).

EZRA SOLOMON, independent director (1988). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent director (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA

Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University
(1994) and chairman of Stanford Health Services (hospital, 1994).

JEANNE D. WOHLERS, independent director (1988). Ms. Wohlers is a private investor. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1988).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. McCOID, controller (1988).

The following table summarizes the compensation that the directors of the Fund received for the Fund's fiscal year ended December 31, 1994, as well as the compensation received for serving as a director or trustee of all other Benham funds.

                                   DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED
                                                    December 31, 1994
============================================================================================================
Name of Director      Aggregate           Pension or Retirement     Estimated Annual      Total Compensation
                      Compensation From   Benefits Accrued As       Benefits Upon         From Fund and Fund
                      Fund*               Part of Fund Expenses     Retirement            Complex** Paid to
                                                                                          Directors
============================================================================================================
James M. Benham       $0                  Not Applicable            Not Applicable        $0
------------------------------------------------------------------------------------------------------------
John T. Kataoka       $0                  Not Applicable            Not Applicable        $0
------------------------------------------------------------------------------------------------------------
Myron S. Scholes      $0                  Not Applicable            Not Applicable        $62,000
------------------------------------------------------------------------------------------------------------
Kenneth E. Scott      $0                  Not Applicable            Not Applicable        $72,250
------------------------------------------------------------------------------------------------------------
Ezra Solomon          $0                  Not Applicable            Not Applicable        $74,750
------------------------------------------------------------------------------------------------------------
Isaac Stein           $0                  Not Applicable            Not Applicable        $68,750
------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers     $0                  Not Applicable            Not Applicable        $71,000
============================================================================================================
*  The Fund did not commence operations until September 15, 1994.
** The Benham Group fund complex currently consists of 41 investment companies.

As of January 31, 1995, the directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with BMC, dated August 30, 1994, that was approved by the Fund's sole shareholder on the same date.

BMC is a California corporation and a wholly owned subsidiary of BMI. BMI is a California corporation owned by Mr. Benham, the BMI Employee Stock Bonus Plan, and a group of private investors. As owner of 100% of BMI's voting stock, Mr. Benham controls both BMI and BMC. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

James M. Benham and John T. Kataoka are directors and officers of BMC. Messrs. Benham and Kataoka also serve as directors, and Mr. Kataoka serves as president, of BEF.

The Fund's agreement with BMC continues from year to year provided that it is approved at least annually by vote of a majority of the Fund's shareholders or by vote of a majority of the Fund's directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. BMC determines which securities will be purchased and sold by the Fund and assists BEF's officers in carrying out decisions made by the board of directors.

For these services, the Fund pays BMC a monthly investment advisory fee equal to the sum of two components: (i) a group fee based on BEF's average daily net assets and (ii) an individual fund fee based on the Fund's average daily net assets. The group fee is derived from applying BEF's average daily net assets to the schedule below:


                    .50% of the first $100 million
                    .45% of the next $100 million
                    .40% of the next $100 million
                    .35% of the next $100 million
                    .30% of the next $100 million
                    .25% of the next $1 billion
                    .24% of the next $1 billion
                    .23% of the next $1 billion
                    .22% of the next $1 billion
                    .21% of the next $1 billion
                    .20% of the next $1 billion
                    .19% of average daily net assets over $6.5 billion

The individual fund fee is derived from applying the Fund's average daily net assets to the following schedule:

                  .05% of the first $500 million
                  .04% of the next $500 million
                  .03% of average daily net assets over $1 billion

The Fund paid $13,333 in investment advisory fees to BMC for the fiscal year ended December 31, 1994.

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of BMI, is BEF's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the aggregate average daily net assets of all of the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                        ADMINISTRATIVE FEE RATE

up to $4.5 billion                      .11%
up to $6.0 billion                      .10
up to $9.0 billion                      .09
over $9.0 billion                       .08

This fee rate schedule was approved by the directors on June 28, 1994.

For transfer agent services, the Fund pays BFS a monthly fee of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

For the fiscal year ended December 31, 1994, the Fund paid BFS $21,032 for administrative services and $3,557 for transfer agent services.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent directors; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by BEF; costs of printing and mailing prospectuses, statements of additional information, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION ARRANGEMENTS

CONTRACTUAL AGREEMENT. BMC has established a contractual expense guarantee rate that limits the Fund's expenses to .75% of the Fund's average daily net assets through May 31, 1995. The agreement provides that BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses are less than .75% of average daily net assets.

VOLUNTARY EXPENSE LIMITATION. As a supplement to the contractual expense guarantee rate, BMC voluntarily agreed to absorb all of the Fund s expenses through December 31, 1994.

BMC absorbed $84,338 of the Fund's expenses for the fiscal year ended December 31, 1994.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling BEF or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in BEF's or a series' best interest. As of January 31, 1995, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, was the record holder of 13.64% of the Fund's outstanding shares and The Pershing Division of Donald Lufkin & Jenrette SEC Corporation, P.O. Box 2052, Jersey City, NJ 07303, was the omnibus record holder of 7.95% of the Fund's outstanding shares.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income to BFS.

Share purchases and redemptions are governed by California law.

APPENDIX

BEF's investment advisor has been continuously registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 since December 14, 1971. BEF has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of BEF or the advisor by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents